Income Taxes	12 Months Ended
May 31, 2025
Income Taxes
Income Taxes

Note 11 – Income Taxes

The Company accounts for income taxes in accordance with ASC 740, “Income Taxes.” Deferred income taxes are recognized for temporary differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases and for operating loss and tax credit carryforwards. A valuation allowance is established when, based on available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

Given the Company’s history of operating losses and negative evidence outweighing positive evidence, the Company has recorded a full valuation allowance against its net deferred tax assets. Accordingly, no income tax expense (benefit) has been recognized for the years presented.

Components of loss before income taxes were as follows:

	May 31, 2025	May 31, 2024
Domestic	(2,108,311)	(1,589,940)
Foreign	(4,041,647)	(1,154,643)
Total	(6,149,958)	(2,744,583)

The provision for income taxes consisted of:

	May 31, 2025	May 31, 2024
Federal	-	-
State	-	-
Foreign	-	-
Total income tax expense (benefit)	-	-

	May 31, 2025	May 31, 2024
Deferred tax assets:
Net operating loss carryforwards	(2,328,333)	(1,036,842)
Valuation allowance	(2,328,333)	(1,036,842)
Net deferred tax assets	-	-
Deferred tax liabilities	-	-
Net deferred tax asset (liability) recognized	-	-

As of May 31, 2025, the Company had U.S. federal and state net operating loss (“NOL”) carryforwards of approximately $11,087,300 and $4,937,342, respectively. Federal NOLs generated in tax years beginning after December 31, 2017 do not expire and are available to offset up to 80% of taxable income in future years. The Company had no unrecognized tax benefits as of May 31, 2025 or May 31, 2024 and does not expect a significant change in unrecognized tax benefits within the next 12 months.